Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), the undersigned officers of Cleartronic, Inc. (the “Company”), do hereby certify, to each respective officer’s knowledge, that the Annual Report on Form 10-K for the fiscal year ended September 30, 2011 of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the periods indicated.

December 30, 2011		/s/ Dana Waldman
	By:	Dana Waldman
Principal Executive Officer

By :/s/ Larry Reid
:	Larry Reid
Principal Financial Officer